SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 15, 2000


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


United States                      0-26172                      58-1897792
-------------                      -------                      ----------
(State or other                  (Commission                   (IRS Employer
 jurisdiction                      File No.)                 Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                      30144
---------------------------------------------                      -----
 (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


      Item 5        Other Events.
                    -------------

                    The registrant distributed the Certificateholders  Statement
                    for  the  month  of  August   2000  to  the  Series   1995-1
                    Certificateholders on September 15, 2000.

                    The registrant distributed the Certificateholders  Statement
                    for  the  month  of  August   2000  to  the  Series   1996-1
                    Certificateholders on September 15, 2000.


                    The registrant distributed the Certificateholders  Statement
                    for  the  month  of  August   2000  to  the  Series   2000-1
                    Certificateholders on September 15, 2000.



                                      - 1 -



     Item 7(c).     Exhibits.
                    ---------

                    The  following  is filed as an exhibit to this report  under
                    Exhibit 28:

          99.1 Series 1995-1 Certificateholders Statement for the month of August 2000.

          99.2 Series 1996-1 Certificateholders Statement for the month of August 2000.

          99.3 Series 2000-1 Certificateholders Statement for the month of August 2000.



                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CIRCUIT CITY CREDIT CARD
                            MASTER TRUST


                            By:       FIRST NORTH AMERICAN
                                      NATIONAL BANK, as
                                      Transferor and Servicer


                            By:       s/Michael T. Chalifoux
                                      ----------------------
                                      Michael T. Chalifoux
                                      Chairman of the Board





Date:      September 15, 2000

                                       -2-














                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST








                                INDEX TO EXHIBITS



        Exhibit
        Number                       Exhibit


          99.1 Series 1995-1 Certificateholders Statement for the month of August 2000.


          99.2 Series 1996-1 Certificateholders Statement for the month of August 2000.


          99.3 Series 2000-1 Certificateholders Statement for the month of August 2000.